UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2014

TEXAS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4887	75-0832210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1503 LBJ Freeway, Suite 400 Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 647-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note:

On July 1, 2014, pursuant to the Agreement and Plan of Merger, dated as of January 27, 2014 (the “Merger Agreement”), by and among Martin Marietta Materials, Inc. (“Martin Marietta”), Texas Industries, Inc. (“TXI”) and Project Holdings, Inc., a wholly owned subsidiary of Martin Marietta (“Merger Sub”), Merger Sub merged with and into TXI (the “Merger”), with TXI surviving the Merger as a wholly owned subsidiary of Martin Marietta. The effective time of the Merger was 11:59 p.m. (Eastern time) on July 1, 2014.

Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of TXI common stock (other than shares owned by TXI, Martin Marietta or Merger Sub) was automatically converted into the right to receive 0.70 of a fully paid and nonassessable share of Martin Marietta common stock, with cash paid in lieu of any fractional shares. As a result of the Merger, Martin Marietta will issue approximately 20.3 million shares of common stock. TXI stock options and other equity awards generally converted upon consummation of the Merger into stock options and equity awards with respect to Martin Marietta common stock, after giving effect to the 0.70 exchange ratio.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to TXI’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on January 30, 2014, and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

On July 2, 2014, in connection with the consummation of the Merger, TXI terminated all commitments and repaid all amounts outstanding under the Third Amended and Restated Credit Agreement dated as of August 25, 2011 (as amended from time to time), among TXI, as borrower, Bank of America N.A., as administrative agent, and the lenders party thereto.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Trading in shares of common stock of TXI on the New York Stock Exchange has been halted. As a consequence of the Merger, TXI requested that a Form 25 be filed with the SEC on July 2, 2014, to request the removal of the common stock of TXI from listing and registration on the New York Stock Exchange and from registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). TXI intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of TXI’s common stock under Section 12(g) of the Exchange Act and the suspension of TXI’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. The disclosure set forth in the Introductory Note above is incorporated herein by reference.

Item 3.03	Material Modification of the Rights of Security Holders

The disclosure set forth in Item 3.01 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

The information contained in the Introductory Note above is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger, all of the directors of TXI immediately prior to the effective time ceased to be directors of TXI at the effective time and were replaced by: Roselyn R. Bar, Anne H. Lloyd and C. Howard Nye.

In connection with the Merger, all of the officers of TXI immediately prior to the effective time ceased to be officers of TXI at the effective time. As of the effective time, C. Howard Nye became President of TXI (the principal executive officer), Anne H. Lloyd became Vice President and Treasurer of TXI (the principal financial officer) and Dana F. Guzzo became Vice President, Controller and Accounting Officer of TXI (the principal accounting officer). Information regarding the backgrounds of Mr. Nye, Ms. Lloyd and Ms. Guzzo, and other relevant information regarding Mr. Nye, Ms. Lloyd and Ms. Guzzo, is described in Martin Marietta’s definitive proxy for its 2014 annual meeting of shareholders filed on April 17, 2014, which description is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Certificate of Incorporation

At the effective time of the Merger, the Certificate of Incorporation of TXI was amended and restated in the form of the Certificate of Incorporation that is filed as Exhibit 3.1 hereto and is incorporated by reference herein.

Bylaws

At the effective time of the Merger, the Bylaws of TXI were amended and restated in the form of the Bylaws that are filed as Exhibit 3.2 hereto and are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 30, 2014, TXI held a special meeting of stockholders (the “Special Meeting”) in connection with the Merger Agreement. The proposals submitted to TXI stockholders at the Special Meeting were: (1) adoption of the Merger Agreement (the “Merger Proposal”) and (2) approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to the named executive officers of TXI in connection with the Merger (the “Advisory Compensation Proposal”).

The Merger Proposal and Advisory Compensation Proposal are described in detail in TXI’s definitive proxy statement, which was filed with the Commission on May 30, 2014.

The voting results for each of the Merger Proposal and Advisory Compensation Proposal, including the number of votes cast for, against or withheld, and the number of abstentions and non-votes are set forth below. The stockholders voted to approve the Merger Proposal and the Advisory Compensation Proposal. In connection with the Special Meeting, TXI also solicited proxies with respect to the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies. As there were sufficient votes from TXI stockholders to approve the Merger Proposal and the Advisory Compensation Proposal, adjournment of the Special Meeting to solicit additional proxies was unnecessary and the adjournment proposal was not submitted to TXI stockholders for approval at the Special Meeting.

Merger Proposal

For	Against	Abstained	Non-Votes

26,017,830	19,623	308,779	0

Advisory Compensation Proposal

For	Against	Abstained	Non-Votes

23,295,964	2,529,753	520,515	0

Item 8.01	Other Events

On June 30, 2014, TXI issued a press release announcing the Special Meeting voting results. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A copy of the Martin Marietta press release dated July 2, 2014, announcing completion of the Merger is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 27, 2014, among Martin Marietta Materials, Inc., Texas Industries, Inc. and Project Holdings, Inc. (attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Texas Industries, Inc. on January 30, 2014)

3.1	Certificate of Incorporation of Texas Industries, Inc.

3.2	Bylaws of Texas Industries, Inc.

99.1	Press release, dated June 30, 2014, announcing the Special Meeting voting results

99.2	Press release dated July 2, 2014, announcing completion of the Merger

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC.

Date: July 2, 2014	By:	/s/ Roselyn R. Bar
	Name:	Roselyn R. Bar
	Title:	Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of January 27, 2014, among Martin Marietta Materials, Inc., Texas Industries, Inc. and Project Holdings, Inc. (attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Texas Industries, Inc. on January 30, 2014)

3.1	Certificate of Incorporation of Texas Industries, Inc.

3.2	Bylaws of Texas Industries, Inc.

99.1	Press release, dated June 30, 2014, announcing the Special Meeting voting results

99.2	Press release dated July 2, 2014, announcing completion of the Merger

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